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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

          DELAWARE                                        77-0360183
(State or other jurisdiction of                        (I.R.S. Employer
         incorporation)                                Identification No.)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     On April 20, 2000, LJL BioSystems, Inc. announced that it has been awarded a Phase 1 Small Business Innovation Research (SBIR) grant from the National Institutes of Health. The grant is for research into the application of LJL's High Efficiency Fluorescence Polarization (HEFP(TM)) technology for measuring G-protein coupled receptor (GPCR) signaling. Further details regarding this announcement are contained in the company's news release dated April 20, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits:

                  99.16 LJL BioSystems, Inc. News Release dated April 20, 2000


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LJL BIOSYSTEMS, INC.



Date: April 20, 2000                                 By: /s/  Lev J. Leytes
                                                        ------------------------
                                                          Lev J. Leytes
                                                          President and CEO


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